THE RBB FUND, INC.

PERIMETER SMALL CAP GROWTH FUND

Investor Class Shares Ticker Symbol: PSCGX

I Class Shares Ticker Symbol: PSIGX

Supplement dated September 3, 2014 to the Investor Class Shares and I Shares Summary Prospectuses, Prospectuses and Statement of Additional Information, each dated December 31, 2013

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION.

On September 2, 2014, the Board of Directors of The RBB Fund, Inc. (the “Board”) approved a plan of liquidation and termination for the Perimeter Small Cap Growth (the “Fund”).  Effective September 4, 2014, new account requests and exchanges into the Fund will no longer be permissible, and all redemption fees will be waived.

On or about October 31, 2014 (the “Liquidation Date”), the Fund will redeem all investors’ shares at net asset value, and the Fund will terminate.  Investors holding shares of the Fund on the Liquidation Date will receive cash representing proceeds from the redemption.  Absent other instructions, the cash proceeds will be distributed by mailing a check to each investor of record at such investor’s address of record.  Prior to the Liquidation Date, the Fund will begin liquidating securities and the Fund may invest all or part of the proceeds from the liquidation of portfolio securities in cash equivalent instruments or hold the proceeds in cash.  As disclosed in the Prospectuses, the Fund is permitted to depart from its stated investment objective and policies and to hold up to 100% of assets, as a temporary defensive measure, in money market instruments and other cash equivalents.  During this time, the Fund may not achieve its investment objective.

Until the Liquidation Date, investors may redeem their shares in the manner set forth in the Fund’s current Prospectus. The redemption of your shares will generally be considered a taxable event.

For federal income tax purposes, the tax treatment to investors of the receipt of the liquidating distribution on the Liquidation Date will be the same as would be the tax treatment of a redemption of shares on that date. You may also be subject to state, local or foreign taxes on redemptions or liquidations of Fund shares. The foregoing is only a summary of certain tax considerations under current law, which may change in the future. You should consult your tax adviser for information regarding all tax consequences applicable to your investment in the Fund.

Please retain this Supplement for future reference.